Exhibit 4.5

TENTH SUPPLEMENTAL INDENTURE

This Tenth Supplemental Indenture is made as of June 4, 2013 between

HONDA CANADA FINANCE INC.,
a corporation incorporated under the laws of Canada,
(the “Issuer”) and

BNY TRUST COMPANY OF CANADA a trust company existing under the laws of Canada,
(the “Trustee”)

RECITALS

A. Pursuant to the Trust Indenture made as of September 26, 2005 between the Issuer and the Trustee as supplemented by the First Supplemental Indenture made as of August 25, 2006, the Second Supplemental Indenture made as of December 14, 2006, the Third Supplemental Indenture made as of May 25, 2007, the Fourth Supplemental Indenture made as of September 26, 2007, the Fifth Supplemental Indenture made as of November 30, 2007, the Sixth Supplemental Indenture made as of May 9, 2008, the Seventh Supplemental Indenture made as of September 12, 2008, the Eighth Supplemental Indenture made as of February 21, 2012 and the Ninth Supplemental Indenture made as of December 11, 2012 (as further amended, supplemented, modified, restated and replaced from time to time, the “Trust Indenture”), provision was made for the issuance of Additional Debentures from time to time pursuant to a supplemental indenture.

B. The Trustee is the successor firm of CIBC Mellon Trust Company, which was the original name of the trustee under the Trust Indenture. The Trustee has assumed the role of Trustee under the Trust Indenture.

C. The Issuer has authorized the issuance of one series of Debentures to be known as the “Series 2013-1 Debentures”.

FOR VALUE RECEIVED, the parties agree as follows:

SECTION 1 — INTERPRETATION

1.1	Definitions

In this Tenth Supplemental Indenture the following terms will have the following meanings:

(1) Series 2013-1 Debentures means the Senior Unsecured Series 2013-1 Debentures to be created and issued hereunder.

(2) Series 2013-1 Interest Payment Date means a date upon which payment of interest is due in respect of a Series 2013-1 Debenture namely each of December 4, 2013, June 4, 2014, December 4, 2014, June 4, 2015, December 4, 2015, June 4, 2016, December 4, 2016, June 4, 2017, December 4, 2017 and the Series 2013-1 Maturity Date.

(3) Series 2013-1 Interest Period means in respect of a Series 2013-1 Interest Payment Date, the period commencing on and including the previous Series 2013-1 Interest Payment Date and ending on the day before such Series 2013-1 Interest Payment Date.

(4) Series 2013-1 Maturity Date means June 4, 2018.

1.2	Meanings in Trust Indenture

Unless otherwise defined in this Tenth Supplemental Indenture, all capitalized terms used in this Tenth Supplemental Indenture shall have the meanings attributed thereto in the Trust Indenture.

1.3	Interpretation

This Tenth Supplemental Indenture is supplemental to the Trust Indenture and the Trust Indenture shall be read in conjunction with this Tenth Supplemental Indenture and all of the provisions of the Trust Indenture shall apply to and shall have effect in connection with this Tenth Supplemental Indenture in the same manner as if all of the provisions of the Trust Indenture and of this Tenth Supplemental Indenture were contained in one instrument. If any terms of the Trust Indenture are inconsistent with the express terms hereof, the terms of the Trust Indenture shall be, solely in respect of the Series 2013-1 Debentures, amended and supplemented so as to be consistent herewith. The provisions of this Tenth Supplemental Indenture are applicable only in respect of the Series 2013-1 Debentures.

1.4	Currency

Unless stated otherwise, all amounts herein are stated in Canadian Dollars.

SECTION 2 — DEBENTURES

2.1	Designation, Terms, Form and Issuance of the Series 2013-1 Debentures

(1)	The Series 2013-1 Debentures shall:

(a)	be issued on or before June 4, 2013;

(b)	be designated “Senior Unsecured Series 2013-1 Debentures”;

(c)	bear interest from and including the date of issuance at a fixed rate equal to 2.350% per annum, payable in equal instalments semi-annually on each Series 2013-1 Interest Payment Date, the first such payment being due on December 4, 2013;

(d)	be issuable as fully registered Debentures in multiples of $1,000;

(e)	mature on the Series 2013-1 Maturity Date;

(f)	provide for payment on the Series 2013-1 Maturity Date in full to each holder of a Series 2013-1 Debenture of the principal amount then outstanding thereunder together with all accrued and unpaid interest thereon and any other amounts payable hereunder with respect thereto;

(g)	be substantially in the form set out in Schedule 2.1(1)(g) hereto with such appropriate insertions, deletions, substitutions and variations as may be required or permitted by this Tenth Supplemental Indenture and the Trust Indenture or as may be required to comply with any law or the rules of any securities exchange as may be determined by the Responsible Officers executing any such Series 2013-1 Debenture;

(h)	bear such distinguishing letters and numbers as the Issuing and Paying Agent may approve; and

(i)	be limited in principal amount to $400,000,000.

(2) Section 4.5 of the Trust Indenture shall not apply in respect of the Series 2013-1 Debentures but shall be replaced by the following: “Neither the Corporation nor the Issuing and Paying Agent shall be required to make transfers or exchanges of any Series 2013-1 Debenture during the following periods each year: (i) from and including May 20 to and including June 4; and (ii) from and including November 20 to and including December 4.”

SECTION 3 — GENERAL

3.1	Confirmation of Trust Indenture

The Trust Indenture as supplemented and amended by this Tenth Supplemental Indenture, shall and does continue in full force and effect, otherwise unamended, and the Trust Indenture, as so supplemented and amended together with all the grants created thereby, is hereby ratified and confirmed.

3.2	Interest Act

For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest provided in this Tenth Supplemental Indenture (and stated herein to be computed on the basis of a 365 day year or any other period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such other period of time, as the case may be.

3.3	Acceptance

The Trustee hereby accepts the trust in this Tenth Supplemental Indenture declared and provided for and agrees to perform the same on the terms and conditions herein set forth.

3.4	Counterparts and Formal Date

This Tenth Supplemental Indenture may be executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to bear date as of June 4, 2013.

[SIGNATURE PAGE FOLLOWS]

The parties have executed this Tenth Supplemental Indenture.

HONDA CANADA FINANCE INC.

By:	/s/ Harald Ladewig
Name:	Harald Ladewig
Title:	Vice-President & Treasurer

By:	/s/ Jean-Marc Leclerc
Name:	Jean-Marc Leclerc
Title:	Vice President, Compliance/Risk Officer & Secretary

BNY TRUST COMPANY OF CANADA

By:	/s/ J. Steven Broude
Name:	J. Steven Broude
Title:	Vice President

Schedule 2.1(1)(g) — Form of Series 2013-1 Debenture

2.1(1)(g) - 1

Unless this certificate is presented by an authorized representative of CDS Clearing and Depository Services Inc. ("CDS") to Honda Canada Finance Inc. (the "Issuer") or its agent for registration of transfer, exchange, or payment, and any certificate issued in respect thereof is registered in the name of CDS & CO., or in such other name as is requested by an authorized representative of CDS (and any payment is made to CDS & CO. or to such other entity as is requested by an authorized representative of CDS), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered holder hereof, CDS & CO., has a property interest in the securities represented by this certificate herein and it is a violation of its rights for another person to hold, transfer or deal with this certificate. Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is 4 months and a day after the later of (i) June 4, 2013, and (ii) the date the issuer became a reporting issuer in any province or territory.

ISIN# CA438121AB13

Serial No.

SERIES 2013-1

HONDA CANADA FINANCE INC.
DEBENTURE

264

Issue Date	Principal Amount	Maturity Date
JUNE 4, 2013	****CAD$400,000,000****	**JUNE 4, 2018**

for value received hereby promises to pay to or to the order of

REGISTERED HOLDER **CDS & CO.**

ADDRESS **85 RICHMOND STREET WEST**

TORONTO, ONTARIO M5H 2C9

on the Maturity Date the sum of **CAD$ 400,000,000** DOLLARS

plus interest thereon on each Interest Payment Date at a rate of interest equal to 2.350% per annum calculated on an annual basis, not in advance, paid semi-annually and payable in lawful money of Canada

Interest Payment Dates: IN EQUAL INSTALMENTS SEMI-ANNUALLY ON JUNE 4 AND DECEMBER 4 OF EACH YEAR COMMENCING ON DECEMBER 4, 2013*

SPECIAL FEATURES

Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof. This Debenture shall become valid only when manually countersigned on behalf of Honda Canada Finance Inc. by an authorized signing officer of the registrar and paying agent.

IN WITNESS WHEREOF, Honda Canada Finance Inc. has caused this Debenture to be signed by its duly authorized signatories.

Dated: **JUNE 4, 2013**

Countersigned on behalf of
Canadian Imperial Bank of Commerce

By: ______________________
Authorized Signing Officer

By: ______________________
Authorized Signatory

By: ______________________
Authorized Signatory

*Non-resident withholding tax may be deducted where applicable.

LEGAL_20816171.3

FURTHER TERMS AND PROVISIONS

1.	At least five (5) Business Days prior to each payment date as interest on this Debenture and principal become due, the Company shall forward or cause to be forwarded by prepaid ordinary mail to the Registered Holder at the address appearing on the register of Debentureholders maintained by Canadian Imperial Bank of Commerce (the “Issuing, Transfer and Redemption Agent”), a cheque drawn on a chartered bank in Toronto for such interest or principal, as the case may be, payable to the registered Holder. The forwarding of such cheque shall satisfy and discharge the liability of the Company for such interest or principal to the extent of the sum represented thereby unless such cheque shall not be paid on presentation.

2.	This Debenture is one of a series of like debentures designated as Senior Unsecured Series 2013-1 Debentures of the Company (the “Debentures”) issued pursuant to the indenture made as of September 26, 2005, the first supplemental indenture thereto dated August 25, 2006, the second supplemental indenture thereto dated December 14, 2006, the third supplemental indenture thereto dated May 25, 2007, the fourth supplemental indenture thereto dated September 26, 2007, the fifth supplemental indenture thereto dated November 30, 2007, the sixth supplemental indenture thereto dated May 9, 2008, the seventh supplemental indenture thereto dated September 12, 2008, the eighth supplemental indenture thereto dated February 21, 2012, the ninth supplemental indenture thereto dated December 11, 2012 and the tenth supplemental indenture thereto dated June 4, 2013 (the “Indenture”) between the Company and BNY Trust Company of Canada (the “Trustee”). This Debenture and all other Debentures now or hereafter issued or certified under the Indenture shall rank pari passu with all other senior unsecured obligations of the Company.

3.	This Debenture is issued subject to the provisions of the Indenture which is hereby referred to for a complete statement of the rights of the holders of Debentures issued thereunder and of the Company and of the Trustee in respect thereof and of the terms and conditions upon which the Debentures are issued and held, to all of which the Registered Holder by acceptance of this Debenture assents. In the case of any conflict or inconsistency between the terms of this Debenture and the terms of the Indenture, the terms of the Indenture shall prevail.

4.	The Indenture contains provisions dealing with the effect of default under one or more of the Debentures.
5.	This Debenture is a direct obligation of the Company, subject to the terms and conditions of the Indenture.

6.	This Debenture shall be transferable subject to resale restrictions imposed under applicable securities laws; provided however, that no transfer of this Debenture shall be valid or effective unless:

(1)	it is made on the Register by the holder thereof (or by his duly appointed attorney) by written instrument in form and execution satisfactory to the Issuing, Transfer and Redemption Agent and upon compliance with such reasonable requirements that the Issuing, Transfer and Redemption Agent or other registrar may prescribe; and

(2)	particulars thereof are endorsed on this Debenture by the Issuing, Transfer and Redemption Agent.

Registered Holders should consult their own legal advisors with respect to application of resale restrictions under securities laws to which they may be subject.

7.	The principal hereof may become due or be declared due before the Maturity Date of the Debentures, as more particularly provided in the Indenture.

8.	The Indenture contains provisions for the holding of meetings of, and the giving of notices to the Debentureholders and the rendering of Extraordinary Resolutions (as defined in the Indenture) passed by the holders of a specified majority of the principal amount of the Debentures outstanding under the Indenture at a meeting of the Debentureholders or written instruments signed by Debentureholders may become binding upon all Debentureholders.

9.	For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest provided in this Debenture (and stated herein to be computed on the basis of a 365 day year or any other period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such period of time, as the case may be.

ELEVENTH SUPPLEMENTAL INDENTURE

This Eleventh Supplemental Indenture is made as of September 3, 2013 between

HONDA CANADA FINANCE INC.,
a corporation incorporated under the laws of Canada,
(the “Issuer”) and

BNY TRUST COMPANY OF CANADA a trust company existing under the laws of Canada,
(the “Trustee”)

RECITALS

A. Pursuant to the Trust Indenture made as of September 26, 2005 between the Issuer and the Trustee as supplemented by the First Supplemental Indenture made as of August 25, 2006, the Second Supplemental Indenture made as of December 14, 2006, the Third Supplemental Indenture made as of May 25, 2007, the Fourth Supplemental Indenture made as of September 26, 2007, the Fifth Supplemental Indenture made as of November 30, 2007, the Sixth Supplemental Indenture made as of May 9, 2008, the Seventh Supplemental Indenture made as of September 12, 2008, the Eighth Supplemental Indenture made as of February 21, 2012, the Ninth Supplemental Indenture made as of December 11, 2012 and the Tenth Supplemental Indenture made as of June 4, 2013 (as further amended, supplemented, modified, restated and replaced from time to time, the “Trust Indenture”), provision was made for the issuance of Additional Debentures from time to time pursuant to a supplemental indenture.

B. The Trustee is the successor firm of CIBC Mellon Trust Company, which was the original name of the trustee under the Trust Indenture. The Trustee has assumed the role of Trustee under the Trust Indenture.

C. The Issuer has authorized the issuance of two series of Debentures to be known as the “Series 2013-2 Debentures” and the “Series 2013-3 Debentures”.

FOR VALUE RECEIVED, the parties agree as follows:

SECTION 1 — INTERPRETATION

1.1	Definitions

In this Eleventh Supplemental Indenture the following terms will have the following meanings:

(1) Series 2013-2 Debentures means the Senior Unsecured Series 2013-2 Debentures to be created and issued hereunder.

(2) Series 2013-3 Debentures means the Senior Unsecured Series 2013-3 Debentures to be created and issued hereunder.

(3) Series 2013-2 Interest Payment Date means a date upon which payment of interest is due in respect of a Series 2013-2 Debenture namely each of December 3, 2013, March 3, 2014, June 3, 2014, September 3, 2014, December 3, 2014, March 3, 2015, June 3, 2015, September 3, 2015 and the Series 2013-2 Maturity Date.

(4) Series 2013-3 Interest Payment Date means a date upon which payment of interest is due in respect of a Series 2013-3 Debenture namely each of December 3, 2013, March 3, 2014, June 3, 2014, September 3, 2014, December 3, 2014, March 3, 2015, June 3, 2015, September 3, 2015, December 3, 2015, March 3, 2016, June 3, 2016, September 3, 2016, December 3, 2016, March 3, 2017, June 3, 2017, September 3, 2017, December 3, 2017, March 3, 2018, June 3, 2018, September 3, 2018 and the Series 2013-3 Maturity Date.

(5) Series 2013-2 Interest Period means in respect of a Series 2013-2 Interest Payment Date, the period commencing on and including the previous Series 2013-2 Interest Payment Date and ending on the day before such Series 2013-2 Interest Payment Date.

(6) Series 2013-3 Interest Period means in respect of a Series 2013-3 Interest Payment Date, the period commencing on and including the previous Series 2013-3 Interest Payment Date and ending on the day before such Series 2013-3 Interest Payment Date.

(7) Series 2013-2 Maturity Date means December 3, 2015.

(8) Series 2013-3 Maturity Date means December 3, 2018.

1.2	Meanings in Trust Indenture

Unless otherwise defined in this Eleventh Supplemental Indenture, all capitalized terms used in this Eleventh Supplemental Indenture shall have the meanings attributed thereto in the Trust Indenture.

1.3	Interpretation

This Eleventh Supplemental Indenture is supplemental to the Trust Indenture and the Trust Indenture shall be read in conjunction with this Eleventh Supplemental Indenture and all of the provisions of the Trust Indenture shall apply to and shall have effect in connection with this Eleventh Supplemental Indenture in the same manner as if all of the provisions of the Trust Indenture and of this Eleventh Supplemental Indenture were contained in one instrument. If any terms of the Trust Indenture are inconsistent with the express terms hereof, the terms of the Trust Indenture shall be, solely in respect of the Series 2013-2 Debentures and the Series 2013-3 Debentures, amended and supplemented so as to be consistent herewith. The provisions of this Eleventh Supplemental Indenture are applicable only in respect of the Series 2013-2 Debentures and the Series 2013-3 Debentures.

1.4	Currency

Unless stated otherwise, all amounts herein are stated in Canadian Dollars.

SECTION 2 — DEBENTURES

2.1	Designation, Terms, Form and Issuance of the Series 2013-2 Debentures and the 2013-3 Debentures

(1)	The Series 2013-2 Debentures shall:

(a)	be issued on or before September 3, 2013;

(b)	be designated “Senior Unsecured Series 2013-2 Debentures”;

(c)	bear interest from and including the date of issuance at a rate equal to the Floating Rate plus 0.42%, payable quarterly in arrears on each Series 2013-2 Interest Payment Date, the first such payment being due on December 3, 2013;

(d)	be issuable as fully registered Debentures in multiples of $1,000;

(e)	mature on the Series 2013-2 Maturity Date;

(f)	provide for payment on the Series 2013-2 Maturity Date in full to each holder of a Series 2013-2 Debenture of the principal amount then outstanding thereunder together with all accrued and unpaid interest thereon and any other amounts payable hereunder with respect thereto;

(g)	be substantially in the form set out in Schedule 2.1(1)(g) hereto with such appropriate insertions, deletions, substitutions and variations as may be required or permitted by this Eleventh Supplemental Indenture and the Trust Indenture or as may be required to comply with any law or the rules of any securities exchange as may be determined by the Responsible Officers executing any such Series 2013-2 Debenture;

(h)	bear such distinguishing letters and numbers as the Issuing and Paying Agent may approve; and

(i)	be limited in principal amount to $300,000,000.

(2)	The Series 2013-3 Debentures shall:

(a)	be issued on or before September 3, 2013;

(b)	be designated “Senior Unsecured Series 2013-3 Debentures”;

(c)	bear interest from and including the date of issuance at a rate equal to the Floating Rate plus 0.65%, payable quarterly in arrears on each Series 2013-3 Interest Payment Date, the first such payment being due on December 3, 2013;

(d)	be issuable as fully registered Debentures in multiples of $1,000;

(e)	mature on the Series 2013-3 Maturity Date;

(f)	provide for payment on the Series 2013-3 Maturity Date in full to each holder of a Series 2013-3 Debenture of the principal amount then outstanding thereunder together with all accrued and unpaid interest thereon and any other amounts payable hereunder with respect thereto;

(g)	be substantially in the form set out in Schedule 2.1(2)(g) hereto with such appropriate insertions, deletions, substitutions and variations as may be required or permitted by this Eleventh Supplemental Indenture and the Trust Indenture or as may be required to comply with any law or the rules of any securities exchange as may be determined by the Responsible Officers executing any such Series 2013-3 Debenture;

(h)	bear such distinguishing letters and numbers as the Issuing and Paying Agent may approve; and

(i)	be limited in principal amount to $250,000,000.

(3) Section 4.5 of the Trust Indenture shall not apply in respect of the Series 2013-2 Debentures and the Series 2013-3 Debentures but shall be replaced by the following: “Neither the Corporation nor the Issuing and Paying Agent shall be required to make transfers or exchanges of any Series 2013-2 Debenture or any Series 2013-3 Debenture during the following periods each year:

(a)	in the case of Series 2013-2 Debentures (i) from and including February 17 to and including March 3; (ii) from and including May 20 to and including June 3; (iii) from and including August 20 to and including September 3; and (iv) from and including November 19 to and including December 3, and

(b)	in the case of Series 2013-3 Debentures (i) from and including February 17 to and including March 3; (ii) from and including May 20 to and including June 3; (iii) from and including August 20 to and including September 3; and (iv) from and including November 19 to and including December 3.”

SECTION 3 — GENERAL

3.1	Confirmation of Trust Indenture

The Trust Indenture as supplemented and amended by this Eleventh Supplemental Indenture, shall and does continue in full force and effect, otherwise unamended, and the Trust Indenture, as so supplemented and amended together with all the grants created thereby, is hereby ratified and confirmed.

3.2	Interest Act

For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest provided in this Eleventh Supplemental Indenture (and stated herein to be computed on the basis of a 365 day year or any other period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such other period of time, as the case may be.

3.3	Acceptance

The Trustee hereby accepts the trust in this Eleventh Supplemental Indenture declared and provided for and agrees to perform the same on the terms and conditions herein set forth.

3.4	Counterparts and Formal Date

This Eleventh Supplemental Indenture may be executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to bear date as of September 3, 2013.

[SIGNATURE PAGE FOLLOWS]

The parties have executed this Eleventh Supplemental Indenture.

HONDA CANADA FINANCE INC.

By:	/s/ Harald Ladewig
Name:	Harald Ladewig
Title:	Vice President - Treasurer & Compliance Officer

By:	/s/ Jean-Marc Leclerc
Name:	Jean-Marc Leclerc
Title:	Vice President - Secretary & Risk Officer

BNY TRUST COMPANY OF CANADA

By:	/s/ J. Steven Broude
Name:	J. Steven Broude
Title:	Vice President

FURTHER TERMS AND PROVISIONS

Schedule 2.1(1)(g) — Form of Series 2013-2 Debenture

2.1(1)(g) - 1

FURTHER TERMS AND PROVISIONS

Unless this certificate is presented by an authorized representative of CDS Clearing and Depository Services Inc. ("CDS") to Honda Canada Finance Inc. (the "Issuer") or its agent for registration of transfer, exchange, or payment, and any certificate issued in respect thereof is registered in the name of CDS & CO., or in such other name as is requested by an authorized representative of CDS (and any payment is made to CDS & CO. or to such other entity as is requested by an authorized representative of CDS), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered holder hereof, CDS & CO., has a property interest in the securities represented by this certificate herein and it is a violation of its rights for another person to hold, transfer or deal with this certificate. Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is 4 months and a day after the later of (i) September 3, 2013, and (ii) the date the issuer became a reporting issuer in any province or territory.

ISIN# CA438121AC95

Serial No.

SERIES 2013-2

HONDA CANADA FINANCE INC.
DEBENTURE

265

Issue Date	Principal Amount	Maturity Date
SEPTEMBER 3, 2013	****CAD$300,000,000****	**DECEMBER 3, 2015**

for value received hereby promises to pay to or to the order of

REGISTERED HOLDER **CDS & CO.**

ADDRESS **85 RICHMOND STREET WEST**

TORONTO, ONTARIO M5H 2C9

on the Maturity Date the sum of **CAD$ 300,000,000** DOLLARS

plus interest thereon on each Interest Payment Date at a rate of interest equal to the Three Month BA Rate plus 0.42% calculated quarterly, not in advance, paid quarterly and payable in lawful money of Canada

Interest Payment Dates: PAYABLE QUARTERLY ON MARCH 3, JUNE 3, SEPTEMBER 3 AND DECEMBER 3 OF EACH YEAR COMMENCING ON DECEMBER 3, 2013*

SPECIAL FEATURES

Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof. This Debenture shall become valid only when manually countersigned on behalf of Honda Canada Finance Inc. by an authorized signing officer of the registrar and paying agent.

IN WITNESS WHEREOF, Honda Canada Finance Inc. has caused this Debenture to be signed by its duly authorized signatories.

Dated: **SEPTEMBER 3, 2013**

Countersigned on behalf of
Canadian Imperial Bank of Commerce

By: ______________________
Authorized Signing Officer

By: ______________________
Authorized Signatory

By: ______________________
Authorized Signatory

*Non-resident withholding tax may be deducted where applicable.

FURTHER TERMS AND PROVISIONS

1. At least five (5) Business Days prior to each payment date as interest on this Debenture and principal become due, the Company shall forward or cause to be forwarded by prepaid ordinary mail to the Registered Holder at the address appearing on the register of Debentureholders maintained by Canadian Imperial Bank of Commerce (the “Issuing, Transfer and Redemption Agent”), a cheque drawn on a chartered bank in Toronto for such interest or principal, as the case may be, payable to the registered Holder. The forwarding of such cheque shall satisfy and discharge the liability of the Company for such interest or principal to the extent of the sum represented thereby unless such cheque shall not be paid on presentation.

2. This Debenture is one of a series of like debentures designated as Senior Unsecured Series 2013-1 Debentures of the Company (the “Debentures”) issued pursuant to the indenture made as of September 26, 2005, the first supplemental indenture thereto dated August 25, 2006, the second supplemental indenture thereto dated December 14, 2006, the third supplemental indenture thereto dated May 25, 2007, the fourth supplemental indenture thereto dated September 26, 2007, the fifth supplemental indenture thereto dated November 30, 2007, the sixth supplemental indenture thereto dated May 9, 2008, the seventh supplemental indenture thereto dated September 12, 2008, the eighth supplemental indenture thereto dated February 21, 2012, the ninth supplemental indenture thereto dated December 11, 2012 and the tenth supplemental indenture thereto dated June 4, 2013 and the eleventh supplemental indenture dated September 3, 2013 (the “Indenture”) between the Company and BNY Trust Company of Canada (the “Trustee”). This Debenture and all other Debentures now or hereafter issued or certified under the Indenture shall rank pari passu with all other senior unsecured obligations of the Company.

3. This Debenture is issued subject to the provisions of the Indenture which is hereby referred to for a complete statement of the rights of the holders of Debentures issued thereunder and of the Company and of the Trustee in respect thereof and of the terms and conditions upon which the Debentures are issued and held, to all of which the Registered Holder by acceptance of this Debenture assents. In the case of any conflict or inconsistency between the terms of this Debenture and the terms of the Indenture, the terms of the Indenture shall prevail.

4. The Indenture contains provisions dealing with the effect of default under one or more of the Debentures.

5. This Debenture is a direct obligation of the Company, subject to the terms and conditions of the Indenture.

6. This Debenture shall be transferable subject to resale restrictions imposed under applicable securities laws; provided however, that no transfer of this Debenture shall be valid or effective unless:

(1) it is made on the Register by the holder thereof (or by his duly appointed attorney) by written instrument in form and execution satisfactory to the Issuing, Transfer and Redemption Agent and upon compliance with such reasonable requirements that the Issuing, Transfer and Redemption Agent or other registrar may prescribe; and

(2) particulars thereof are endorsed on this Debenture by the Issuing, Transfer and Redemption Agent.

Registered Holders should consult their own legal advisors with respect to application of resale restrictions under securities laws to which they may be subject.

7. The principal hereof may become due or be declared due before the Maturity Date of the Debentures, as more particularly provided in the Indenture.

8. The Indenture contains provisions for the holding of meetings of, and the giving of notices to the Debentureholders and the rendering of Extraordinary Resolutions (as defined in the Indenture) passed by the holders of a specified majority of the principal amount of the Debentures outstanding under the Indenture at a meeting of the Debentureholders or written instruments signed by Debentureholders may become binding upon all Debentureholders.

9. For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest provided in this Debenture (and stated herein to be computed on the basis of a 365 day year or any other period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such period of time, as the case may be.

Schedule 2.1(2)(g) — Form of Series 2013-3 Debenture

2.1(2)(g) - 1

Unless this certificate is presented by an authorized representative of CDS Clearing and Depository Services Inc. ("CDS") to Honda Canada Finance Inc. (the "Issuer") or its agent for registration of transfer, exchange, or payment, and any certificate issued in respect thereof is registered in the name of CDS & CO., or in such other name as is requested by an authorized representative of CDS (and any payment is made to CDS & CO. or to such other entity as is requested by an authorized representative of CDS), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered holder hereof, CDS & CO., has a property interest in the securities represented by this certificate herein and it is a violation of its rights for another person to hold, transfer or deal with this certificate. Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is 4 months and a day after the later of (i) September 3, 2013, and (ii) the date the issuer became a reporting issuer in any province or territory.

ISIN# CA438121AD78

Serial No. **266**

SERIES 2013-3

HONDA CANADA FINANCE INC.
DEBENTURE

Issue Date	Principal Amount	Maturity Date
SEPTEMBER 3, 2013	****CAD$250,000,000****	**DECEMBER 3, 2018**

for value received hereby promises to pay to or to the order of

REGISTERED HOLDER **CDS & CO.**

ADDRESS **85 RICHMOND STREET WEST**
TORONTO, ONTARIO M5H 2C9

on the Maturity Date the sum of **CAD$ 250,000,000** DOLLARS

plus interest thereon on each Interest Payment Date at a rate of interest equal to the Three Month BA Rate plus 0.65% calculated quarterly, not in advance, paid quarterly and payable in lawful money of Canada

Interest Payment Dates: PAYABLE QUARTERLY ON MARCH 3, JUNE 3, SEPTEMBER 3 AND DECEMBER 3 OF EACH YEAR COMMENCING ON DECEMBER 3, 2013*

SPECIAL FEATURES

Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof. This Debenture shall become valid only when manually countersigned on behalf of Honda Canada Finance Inc. by an authorized signing officer of the registrar and paying agent.

IN WITNESS WHEREOF, Honda Canada Finance Inc. has caused this Debenture to be signed by its duly authorized signatories.

Dated: **SEPTEMBER 3, 2013**

Countersigned on behalf of
Canadian Imperial Bank of Commerce

By: ______________________
Authorized Signing Officer

By: ______________________
Authorized Signatory

By: ______________________
Authorized Signatory

*Non-resident withholding tax may be deducted where applicable.

1.	At least five (5) Business Days prior to each payment date as interest on this Debenture and principal become due, the Company shall forward or cause to be forwarded by prepaid ordinary mail to the Registered Holder at the address appearing on the register of Debentureholders maintained by Canadian Imperial Bank of Commerce (the “Issuing, Transfer and Redemption Agent”), a cheque drawn on a chartered bank in Toronto for such interest or principal, as the case may be, payable to the registered Holder. The forwarding of such cheque shall satisfy and discharge the liability of the Company for such interest or principal to the extent of the sum represented thereby unless such cheque shall not be paid on presentation.

2.	This Debenture is one of a series of like debentures designated as Senior Unsecured Series 2013-1 Debentures of the Company (the “Debentures”) issued pursuant to the indenture made as of September 26, 2005, the first supplemental indenture thereto dated August 25, 2006, the second supplemental indenture thereto dated December 14, 2006, the third supplemental indenture thereto dated May 25, 2007, the fourth supplemental indenture thereto dated September 26, 2007, the fifth supplemental indenture thereto dated November 30, 2007, the sixth supplemental indenture thereto dated May 9, 2008, the seventh supplemental indenture thereto dated September 12, 2008, the eighth supplemental indenture thereto dated February 21, 2012, the ninth supplemental indenture thereto dated December 11, 2012 and the tenth supplemental indenture thereto dated June 4, 2013 and the eleventh supplemental indenture dated September 3, 2013 (the “Indenture”) between the Company and BNY Trust Company of Canada (the “Trustee”). This Debenture and all other Debentures now or hereafter issued or certified under the Indenture shall rank pari passu with all other senior unsecured obligations of the Company.

3.	This Debenture is issued subject to the provisions of the Indenture which is hereby referred to for a complete statement of the rights of the holders of Debentures issued thereunder and of the Company and of the Trustee in respect thereof and of the terms and conditions upon which the Debentures are issued and held, to all of which the Registered Holder by acceptance of this Debenture assents. In the case of any conflict or inconsistency between the terms of this Debenture and the terms of the Indenture, the terms of the Indenture shall prevail.

4.	The Indenture contains provisions dealing with the effect of default under one or more of the Debentures.

5.	This Debenture is a direct obligation of the Company, subject to the terms and conditions of the Indenture.

6.	This Debenture shall be transferable subject to resale restrictions imposed under applicable securities laws; provided however, that no transfer of this Debenture shall be valid or effective unless:

(1)	it is made on the Register by the holder thereof (or by his duly appointed attorney) by written instrument in form and execution satisfactory to the Issuing, Transfer and Redemption Agent and upon compliance with such reasonable requirements that the Issuing, Transfer and Redemption Agent or other registrar may prescribe; and

(2)	particulars thereof are endorsed on this Debenture by the Issuing, Transfer and Redemption Agent.

Registered Holders should consult their own legal advisors with respect to application of resale restrictions under securities laws to which they may be subject.

7.	The principal hereof may become due or be declared due before the Maturity Date of the Debentures, as more particularly provided in the Indenture.

8.	The Indenture contains provisions for the holding of meetings of, and the giving of notices to the Debentureholders and the rendering of Extraordinary Resolutions (as defined in the Indenture) passed by the holders of a specified majority of the principal amount of the Debentures outstanding under the Indenture at a meeting of the Debentureholders or written instruments signed by Debentureholders may become binding upon all Debentureholders.

9.	For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest provided in this Debenture (and stated herein to be computed on the basis of a 365 day year or any other period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such period of time, as the case may be.